SCHEDULE 14A
                                   (RULE 14a-101)

                      INFORMATION REQUIRED IN PROXY STATEMENT

                              SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No. )

Filed by the registrant /x/
Filed by a party other than the registrant

Check the appropriate box:

     Preliminary proxy statement   Confidential, for Use of the
                                   Commission Only (as permitted
                                   by Rule 14a-6(e)(2))
/x/  Definitive proxy statement

     Definitive additional materials

     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            BORG-WARNER AUTOMOTIVE, INC.
                  (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/x/  No fee required.

     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

     Fee paid previously with preliminary materials.

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the former schedule and the date of its filing.

(1)  Amount paid:
(2)  form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:

BORG-                         WAGNER AUTOMOTIVE, INC.

                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                       Chicago, Illinois
                                                       March 21, 1997

To the Stockholders:

The Annual Meeting of Stockholders of Borg-Warner Automotive, Inc. will be held on April 29, 1997, at 11:00 a.m. at the Company's headquarters located at 200 South Michigan Avenue, Chicago, Illinois, 60604, for the following purposes:

     1.   To elect the Class I Directors to serve for the next three years;

     2.   To approve the amendment of the Company's 1993 Stock Incentive Plan;

     3. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the Company for 1997; and

     4. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Only stockholders at the close of business on March 17, 1997, will be entitled to vote at the meeting or any adjournment or postponement thereof.

                                   By order of the Board of Directors


                                   Laurene H. Horiszny
                                   Secretary



PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. YOUR VOTE IS IMPORTANT.

                            BORG-WARNER AUTOMOTIVE, INC.
                             200 South Michigan Avenue
                              Chicago, Illinois 60604

                                  PROXY STATEMENT

                                   March 21, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Borg-Warner Automotive, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company on April 29, 1997, to be held at the Company's headquarters at 200 South Michigan Avenue, Chicago, Illinois 60604. This Proxy Statement and accompanying form of proxy are being mailed to stockholders beginning on or about March 21, 1997. The Company's Annual Report to Stockholders for the year ended December 31, 1996 is enclosed.

     Only stockholders of record at the close of business on March 17, 1997, will be entitled to vote at the meeting. As of such date, there were 23,611,972 shares of Common Stock (the "Common Stock") issued and outstanding. Each share of Common Stock entitles the holder to one vote. Holders of the Company's Non-Voting Common Stock are not entitled to notice of, or to vote at, the Annual Meeting.

     The enclosed proxy, if properly signed and returned, will be voted in accordance with its terms. Any proxy returned without specification as to any matter will be voted as to each proposal in accordance with the recommendation of the Board of Directors. You may revoke your proxy at any time before the vote is taken by delivering to the Secretary of the Company written revocation or a proxy bearing a later date, or by attending and voting at the Annual Meeting.

     The cost of solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by use of the mail, proxies may be solicited by directors, officers and regularly engaged employees of the Company. Brokers, nominees and other similar record holders will be requested to forward solicitation material and will be reimbursed by the Company upon request for their out-of-pocket expenses.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether a quorum is present. Unless otherwise indicated herein, the election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

1.   ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes. Three nominees (the "Class I Directors") are to be elected at this meeting to serve for a term of three years and until their successors are elected and qualified. Three other directors (the "Class II Directors") have terms expiring at the 1998 Annual Meeting of Stockholders and two other directors (the "Class III Directors") have terms expiring at the 1999 Annual Meeting of Stockholders.
Each of the nominees for election as Class I Director has agreed to serve if elected. Messrs. Kerley and Michas are presently directors of the Company. In the event that any nominee should become unavailable for election, the Board of Directors may designate a substitute nominee, in which event the shares represented by proxies at the meeting will be voted for such substitute nominee unless an instruction to the contrary is indicated on the proxy card. A plurality of votes of shares of Common Stock present in person or by proxy at the meeting is required to elect a director.

     The following table sets forth as of March 17, 1997, with respect to each nominee and each director continuing to serve, their name, age, principal occupation, the year in which they first became a director of the Company (if currently a director) and directorships in other corporations.

                              Principal Occupation
Class I Directors(1)    Age   and Directorships
---------------------  -----  ---------------------------------------
Andrew F. Brimmer        70   Dr. Brimmer has been President of Brimmer &
                              Company, Inc., an economic and financial con-
                              sulting firm since July, 1976. He is a
                              Director of E.I. duPont de Nemours & Company,
                              Airborne Express, Bank America Corporation,
                              GannettCompany, CarrAmerica Realty Corporation,
                              Navistar International Corporation, BlackRock
                              Investment Income Trust, Inc. and
                              PHH Corporation.

James J. Kerley          74  Mr. Kerley was Chairman of the Board of Rohr, Inc.
 1994                       (Rohr), a manufacturer of aircraft engine
                            components from January 1993 until his retirement
                            in December 1994.  Mr. Kerley was interim
                            President and Chief Executive Officer of Rohr
                            from January 1993 until May 1993.  From September
                            1981 until his retirement in December 1985, he
                            was Vice Chairman and Chief Financial Officer
                            of Emerson Electric Company, a manufacturer of
                            electronic, electrical and other products.  Mr.
                            Kerley is a Director of DT Industries, Inc. and
                            Goss Graphic Systems, Inc.

Alexis P. Michas        39  Mr. Michas has been a Managing Partner since 1996
 1993                       and a Director of Stonington Partners, Inc., an
                            investment management firm, since 1993, and a
                            Managing Partner and a Director of Stonington Par-
                            tners, Inc. II since 1994.  He has been a Director
                            of Merrill Lynch Capital Partners ("MLCP") since
                            1989 and a Consultant to MLCP since 1994.  He
                            was a Partner of MLCP from 1993 to 1994 and
                            Senior Vice President of MLCP from 1989 to 1993.
                            He was also a Managing Director of the Investment
                            Banking Division of Merrill Lynch, Pierce,
                            Fenner & Smith Incorporated ("MLPF&S") from 1991
                            to 1994 and a Director in the Investment Banking
                            Division of MLPF&S from 1990 to 1991.  He is a
                            Director of Blue Bird Corporation, Borg-Warner
                            Security Corporation ("BW-Security"), Dictaphone
                            Corporation, Goss Graphic Systems, Inc. and
                            Packard BioScience Company.

                           Principal Occupation
Class II Directors   Age   and Directorships
-------------------  ----  ---------------------------------------------
Jere A. Drummond      57   Mr. Drummond has been President and Chief Executive
  1996                     Officer of BellSouth Telecommunications, Inc. since
                           January 1, 1995 and was elected a director of that
                           Company in July, 1993. He was Group President
                          - Customer Operations from March, 1991 until December
                            1994, and from April 1989 until February 1991, Mr.
                           Drummond was the Executive Vice President- Market-
                           ing, Network and Planning for BellSouth Services
                           Incorporated.

Ivan W. Gorr        67    Mr. Gorr was Chairman and Chief Executive Officer
 1995                     of Cooper Tire & Rubber Company from 1989 until his
                          retirement in 1994 and President of the Company
                          from 1982 until 1989. Mr. Gorr is a Director of
                          Amcast Industrial Corporation, Arvin Industries,
                          Inc., Fifth Third Bancorp and OHM Corporation.

John F. Fiedler     58    Mr. Fiedler has been Chairman of the Board since
1994                      March 1996 and Chief Executive Officer of the Company
                          since January 1995.  He was President from June 1994
                          to March 1996 and Chief Operating Officer from June
                          1994 to December 1994.  Mr. Fiedler was Executive
                          Vice President of Goodyear Tire & Rubber Company,
                          in charge of the North American Tire Division from
                          1991 to 1994.  He is a Director of Navistar
                          International Corporation.

(1) Mr. Donald C. Trauscht, a Class I Director, will not stand for re-election to the Board but will serve the remainder of his term, which expires on April 29, 1997, the date of the annual meeting of stockholders.

                                    Principal Occupation
Class III Directors        Age      and Directorships
---------------------      ------   -------------------------------------------
Albert J. Fitzgibbons, III  51      Mr. Fitzgibbons has been a Partner and a
 1993                               Director of Stonington Partners, Inc., an
                                    investment management firm, since 1993,
                                    and a Partner and a Director of Stonington
                                    Partners, Inc. II since 1994.  He has
                                    been a Director of MLCP since 1988 and a
                                    Consultant to MLCP since 1994.  He was
                                    a Partner of MLCP from 1993 to 1994 and
                                    Executive Vice President of MLCP from
                                    1988 to 1993. He was also a Managing
                                    Director of the Investment Banking
                                    Division of MLPF&S from 1978 to July 1994.
                                    He is a Director of Rykoff-Sexton, Inc.,
                                    BW-Security, Dictaphone Corporation and
                                    United Artists Theatre Circuit, Inc.

Paul E. Glaske           63       Mr. Glaske has been Chairman and Chief Exec-
1994                              utive Officer since April 1992 and President
                                  since July 1986 of Blue Bird Corporation, a
                                  leading manufacturer of school buses, motor
                                  homes and a variety of other vehicles.  Mr.
                                  Glaske is also a Director of Trust Company
                                  Bank of Middle Georgia.

/TABLE

Meetings of the Board of Directors and Committees

     The Board of Directors held four regular meetings and five special meetings during 1996. Messrs. Fiedler, Fitzgibbons, Glaske, Gorr, Kerley, Michas, and Trauscht attended at least 75% of the meetings of the Board of Directors and any committee on which they served. After joining the Board during 1996, Mr. Drummond also attended at least 75% of the meetings of the Board of Directors.

     The Board of Directors has a standing Compensation Committee, Finance and Audit Committee and Board Affairs Committee.

     The present members of the Compensation Committee are Paul E. Glaske, (Chairman), Ivan W. Gorr and James J. Kerley. The responsibilities of the Compensation Committee include reviewing and approving executive appointments and remuneration and supervising the administration of the Company's employee benefit plans. The Compensation Committee met two times during 1996.

     The present members of the Finance and Audit Committee are James J. Kerley (Chairman), Ivan W. Gorr, Alexis P. Michas and Donald C. Trauscht. The responsibilities of the Finance and Audit Committee include: recommending to the Board of Directors the independent certified public accountants to conduct the annual audit of the books and accounts of the Company; reviewing the proposed scope of such audit and approving the audit fees to be paid; and reviewing the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company with the independent certified public accountants and the Company's financial and accounting staff. The Finance and Audit Committee met four times during 1996.

     The present members of the Board Affairs Committee are Ivan W. Gorr (Chairman), Paul E. Glaske, James J. Kerley and Alexis P. Michas. The responsibilities of the Board Affairs Committee include making recommendations to the Board of Directors regarding: (i) Board composition and structure, (ii) the nature, duties and powers of Board committees, (iii) term of office for members, (iv) qualified persons to be nominated for election or re-election as directors, (v) stockholders' suggestions for board nominations and (vi) the successor to the Chief Executive Officer. The Board Affairs Committee also establishes criteria for board and committee membership and evaluates Company policies relating to the recruitment of directors.

     Stockholders may make suggestions for board nominations pursuant to procedures set forth in the Company's By-Laws.

     The Board Affairs Committee met one time during 1996.

Compensation of Directors

     Directors who are not employees of the Company or its subsidiaries receive an annual retainer of $22,000 for service on the Board of Directors and $1,000 for each Board meeting attended. Committee members also receive $750 ($1,500 if Chairman of a committee) for each committee meeting attended.

     In addition, under the terms of the Borg-Warner Automotive, Inc. 1993 Stock Incentive Plan, as Amended (the "1993 Plan"), each director of the Company who from and after February 1, 1993, is not otherwise an employee of the Company or any of its subsidiaries or affiliates (as defined in the 1993 Plan) shall, on the third Tuesday of each year, automatically receive an annual grant of options to purchase 1,000 shares of Common Stock having an exercise price equal to the fair market value of the Common Stock at the date of grant of such option. Each director, upon joining the Board, will also receive an initial grant of options to purchase 2,000 shares of Common Stock having an exercise price equal to the fair market value of the Common Stock as of such date. All such options expire ten years after the date of grant and become exercisable in installments on the second and third anniversaries of the date of grant.

     In 1996, Mr. Kerley undertook a special project on behalf of the Board of Directors concerning BW-Security's request for indemnification of the Emerson environmental liabilities. Mr. Kerley worked on the project over a twenty week period and received additional compensation in the amount of $28,000.

     Mr. Kerley and Mr. Gorr received $750 each for attending a special finance meeting in August, 1996.

Stock Ownership

     To the knowledge of the Company, as of March 17, 1997, no entity beneficially owned more than five percent of the Common Stock.

     The following table sets forth as of March 17, 1997 certain information regarding beneficial ownership of Common Stock by the Company's directors and executive officers named in the Summary Compensation Table and by all directors and executive officers as a group.

                                                  Number         Percent
                                                   of              of
Name of Beneficial Owner                          shares(a)       class
-------------------------------                   ---------     ---------
John F. Fiedler                                   25,000         *
Fred M. Kovalik                                   25,000         *
Gary P. Fukayama                                  56,000         *
Ronald M. Ruzic                                   56,168         *
Robert D. Welding                                 19,346         *
Albert J. Fitzgibbons, III (b)                    0              *
Alexis P. Michas (b)                              12,188         *
Donald C. Trauscht                                6,500          *
James J. Kerley                                   3,500          *
Paul E. Glaske                                    6,500          *
Ivan W. Gorr                                      1,000          *
Jere A. Drummond                                  0              *
All directors and executive officers of
     the Company (17 persons)                     304,232        1.2%

*    Represents less than one percent.

(a) Includes the following number of shares issuable upon the exercise of options within the next 60 days: 25,000 for Mr. Kovalik; 47,000 for Mr. Fukayama; 40,500 for Mr. Ruzic; 10,700 for Mr. Welding; 3,500 for Mr. Trauscht; 2,500 for Mr. Kerley; 1,500 for Mr. Glaske; and 215,200 for all directors and executive officers of the Company.

(b) Messrs. Fitzgibbons and Michas are directors of the Company as well as MLCP. Messrs. Fitzgibbons and Michas disclaim beneficial ownership of shares beneficially owned by ML IBK Positions, Inc. (150,000 shares) and ML Employees LBO Partnership No. I (82,948 shares).

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers, directors and greater than 10% stockholders file certain reports with respect to beneficial ownership of the Company's equity securities. A report on Form 3, Initial Statement of Beneficial Ownership of Securities, on behalf of Jere A. Drummond, a Director, was filed late. A report on Form 3, Initial Statement of Beneficial Ownership of Securities, on behalf of Robert D. Welding, an executive officer, was filed late.

Executive Compensation

     The following table shows, for the years ending December 31, 1996, 1995 and 1994, the cash compensation paid by the Company and its subsidiaries, as well as certain other compensation paid or accrued for these years, to the Company's Chief Executive Officer and the other persons who were serving as executive officers at December 31, 1996.

                                         SUMMARY COMPENSATION TABLE


                               Annual
                           Compensation (a)
    Name and              ------------------      Other Annual
Principal Position  Year  Salary($)   Bonus($)  Compensation ($)(b)
------------------- ----- --------    ---------  -------------------
John F. Fiedler     1996   $450,000   $428,828      $0
 Chairman and       1995   $450,000     $415,752    $0
 Chief Executive    1994   $221,282     $200,000    $14,287(e)
 Officer

Gary P. Fukayama    1996   $271,238     $199,600    $4,820 (e)
 Executive Vice     1995   $212,000     $211,798    $0
 President          1994   $192,100     $224,266    $0

Fred M. Kovalik     1996   $246,300     $177,940    $0
 Executive Vice     1995   $236,300     $36,155     $0
 President          1994   $187,500     $228,300    $24,700(e)

Ronald M. Ruzic     1996   $231,000     $192,170    $0
 Executive Vice     1995   $219,000     $197,413    $0
 President          1994   $197,469     $250,343    $0

Robert D. Welding   1996   $168,779     $118,913    $0
 Vice President     1995   $125,572     $57,642     $0
                    1994   $118,686     $52,201     $0
</Table


                              Long-Term
                              Compensation Awards(c)
                              ----------------------
Name                          Securities Underlying    All Other
Principal Position  Year      Options (#)              Compensation ($)(d)
------------------- -----     --------------------     -------------------
John F. Fiedler     1996      10,000                   $51,158
                    1995      0                        $70,152
                    1994      40,000                   $0

Gary P. Fukayama    1996      0                        $32,126
                    1995      0                        $27,445
                    1994      0                        $36,673

Fred M. Kovalik     1996      0                        $25,450
                    1995      0                        $36,101
                    1994      25,000                   $8,250

Ronald M. Ruzic     1996      0                        $41,049
                    1995      0                        $67,220
                    1994      0                        $70,311

Robert D. Welding   1996      0                        $20,305
                    1995      0                        $20,646
                    1994      0                        $19,964



(a) Each of the CEO and the named executive officers are participants in the Company's Executive Stock Performance Plan. Awards made pursuant to the plan in 1996 are set forth in the Long Term Incentive Plan Table on page 8 of this Proxy Statement.

(b) Excludes certain non-cash benefits that are deemed compensation for federal income tax purposes. These non-cash benefits are provided by the Company to its executive officers and include group term life insurance and automobiles. The net cost to the Company of such benefits during 1996, 1995 and 1994 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus for each named executive officer.

(c) No restricted stock awards or long-term incentive plan payouts were made in 1996, 1995 or 1994.

(d) Includes amounts contributed by the Company on behalf of the named executive officers during 1996, 1995 and 1994 pursuant to the provisions of the Borg-Warner Automotive, Inc. Retirement Savings Plan and credits made pursuant to the Borg-Warner Automotive, Inc. Retirement Savings Excess Benefit Plan.

(e) Represents gross-up to cover taxes incurred for relocation expense reimbursement.

Stock Options

The following table sets forth information with respect to the named executive officers concerning grants of stock options made during 1996.



                    Number of
                    Secur-              % of Total
                    ities Underlying    Options Granted     Exercise     Expira-
                    Options Granted     to Employees        Price        tion
Name                (#)(a)              in Fiscal Year      ($/Sh)       Date
----------------    ----------------    ----------------    ----------   -------

John F. Fiedler      10,000             100.0%              $32.063    12/31/06
Gary P. Fukayama          0               0.0%              $ 0.00      n.a.
Fred M. Kovalik           0               0.0%              $ 0.00      n.a.
Ronald M. Ruzic           0               0.0%              $ 0.00      n.a.
Robert D. Welding         0               0.0%              $ 0.00      n.a.

               Potential Realizable Value At Assumed Annual
               Rates of Stock Price Appreciation for Option Term
               --------------------------------------------------
                         5%($)     10%($)
                    -------------  -----------
John F. Fiedler     $201,642       $831,311
Gary P. Fukayama    $0             $0
Fred M. Kovalik     $0             $0
Ronald M. Ruzic     $0             $0
Robert D. Welding   $0             $0


(a) Options granted under the Company's 1993 Stock Incentive Plan. Options granted were granted at the fair market value of a share of Common Stock on the date of grant. Options become exercisable in equal installments on the second and third anniversaries of the grant date. In the event of a change in control, all options become fully exercisable.

     The following table sets forth information with respect to exercised and unexercised options held by the named executive officers at the end of 1996.

                                               Number of Securities
                    Shares                    Underlying Unexercised
                   Acquired                    Options at FY-End(#)
                  on Exercise     Value     ---------------------------
Name                 (#)        Realized($) Exercisable     Unexercisable(a)
--------------      --------    ----------   -----------    ---------------
John F. Fiedler     20,000       $377,500          0        30,000
Gary P. Fukayama    0            $0           47,000             0
Fred M. Kovalik     0            $0           12,500        12,500
Ronald M. Ruzic     17,500       $600,469     40,500             0
Robert D. Welding   0            $0           10,700             0

               Value of Unexercised In-the-Money Options at FY-End($)(b)
               Exercisable    Unexercisable
               -------------  -------------
John F. Fiedler     $0        $363,125
Gary P. Fukayama    $937,848  $0
Fred M. Kovalik     $98,375   $98,375
Ronald M. Ruzic     $735,835  $0
Robert D. Welding   $218,053  $0

(a) Represents shares that could not be acquired by the named executive officer as of December 31, 1996 and that become exercisable based upon the satisfaction of certain periods of employment.

(b) Represents the difference between the exercise price and the share price of Common Stock as of December 31, 1996.

Long Term Incentive Plans

The following table sets forth information with respect to the named executive officers concerning long-term incentive plan awards made during 1996 pursuant to the Company's Executive Stock Performance Plan.

                                                       Estimated Future Payouts
                                                            under Non-Stock
                    Number of       Performance or      Price-Based Plans (c)
                    Shares, Units   Other Period       ------------------------
                    Or Other        Until Maturation   Threshold Target Maximum
Name                Rights (#)(a)   or Payout (b)      ($)       ($)    ($)
--------------      --------------- ------------------ -------- ------  --------
John F. Fiedler     595            36 months      148,750    595,000   1,041,250

Gary P. Fukayama    210            36 months       52,500    210,000     367,500

Fred M. Kovalik     210            36 months      52,500     210,000     367,500

Ronald M. Ruzic     210            36 months      52,500     210,000     367,500

Robert D. Welding    60            36 months      15,000      60,000     105,000

All executive offi-
 cers, as a group(10)1,735         36 months    443,750    1,735,000   3,036,250

All employees, who
 are not executive
 officers (3)       140            36 months      35,000     140,000     245,000

(a)  Performance units with an initial value of $1,000 per unit.
(b) The performance period for the 1996-1998 cycle is January 1, 1996 through December 31, 1998.
(c) Payouts under the Company's Executive Stock Performance Plan are based upon the percentile rank of the total stockholder return of the Company among the total stockholder returns of a peer group of companies. Total stockholder return is based on a formula relating to market price appreciation of the Company's common stock and dividend return as compared to the peer group companies' stock market price appreciation and dividend return.

Employment Agreements

     The Company has an employment agreement (the "Agreement") with Mr. Fiedler which expires on June 30, 1997 and that provides for, among other things, a lump sum payment to be made to Mr. Fiedler if his employment is terminated for reasons other than expiration of the three year term of the Agreement, death, "disability", "cause" (as those terms are defined in the Agreement) or resignation. The lump sum payment shall be the greater of one and one-half (1-1/2) times the annual base salary on the date of termination or the balance ofsalary which would be paid for the remaining term of employment. Mr. Fiedler has agreed not to compete with the Company for a period of two years after termination of employment or to disclose confidential information.

     The Company has entered into Change of Control Employment Agreements (the "Employment Agreements") with each of the named executive officers. Below is a general description of certain terms and conditions of the Employment Agreements.

     In the event of a "Change of Control" of the Company followed within three years by (1) the termination of the executive's employment for any reason other than death, disability, or "Cause" or (2) the termination of the executive's employment by the executive for "Good Reason", the Employment Agreements provide that the executive shall be paid a lump sum cash amount equal to three times the executive's annual base salary and recent average bonus, and a lump sum cash amount equal to three times the Company's retirement contributions which would have been made on behalf of the executive in the first year after termination of employment. In addition, the executive is entitled to continued employee welfare benefits for three years after termination of employment.

     "Change of Control" means (a) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) of 20% or more of either (i) the then outstanding shares of common stock of the Company or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, (b) a change in the majority of the board of directors, and (c) a major corporate transaction, such as a merger, sale of substantially all of the Company's assets or a liquidation, which results in a change in the majority of the Board or a majority of stockholders.

     "Cause" means the willful and continued failure of the executive to perform substantially the executive's duties or the willful engaging by the executive in illegal conduct or gross misconduct materially injurious to the Company.

     "Good Reason" means the diminution of responsibilities, assignment to inappropriate duties, failure of the Company to comply with compensation or benefit provisions, transfer to a new work location more than 35 miles from the executive's previous work location, a purported termination of the Employment Agreement by the Company other than in accordance with the Employment Agreement, or failure of the Company to require any successor to the Company to comply with the Employment Agreement.

     Messrs. Fukayama and Ruzic are "Executives" as defined in the Borg-Warner Automotive, Inc. Transitional Income Guidelines for Executive Employees (the "Guidelines") and are eligible to receive Transitional Income (as defined in the Guidelines) if their employment is terminated as a result of (1) a reduction in workforce, (2) elimination of their job position, or (3) an inability to perform the duties of their job for reasons beyond their control. Transitional Income will also be paid if employment is terminated within one year after a "Change of Control" or "Sale of the Company." An Executive eligible for Transitional Income shall receive up to 12 monthly payments in an amount equal to the Executive's monthly salary at the time of termination and a lump sum payment based upon the Executive's most recent annual bonus award. Other benefits provided pursuant to the guidelines include life, medical, dental, health, accident and disability insurance coverage for up to 12 months after termination of employment.
Payments under the Guidelines will not be made where termination of employment is as a result of a Change of Control of the Company and the executive officer has entered into a Change of Control Employment Agreement.

Compensation Committee Interlocks and Insider Participation

     Mr. Trauscht, formerly an executive officer of the Company, was a member of the Compensation Committee of the Board of Directors through April 22, 1996.
------------------------------

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation and Performance Graph shall not be incorporated by reference into any such filings.
Compensation Committee Report on Executive Compensation

     The Compensation Committee of the Board of Directors is responsible for setting and administering the policies that govern base salary, annual bonus, long-term incentives and stock ownership programs for the executive officers of the Company.

Overall Policy

     The Company's executive compensation program is designed to link executive compensation to corporate performance. To this end, the Company has developed an overall compensation strategy and specific compensation plans that tie executive compensation to the Company's success in meeting specified performance goals. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve goals that support the Company's business strategy, to link executive and stockholder interests through equity-based plans, and to provide a compensation package that is based on individual performance as well as overall business results.

     The Compensation Committee reviews the Company's executive compensation program annually. The review includes a comparison of current total compensation levels (including base salary, annual bonus and long-term incentives) to those provided at other companies of similar size and complexity in the durable manufacturing sector, with data being collected primarily from several prominent compensation surveys (the "Compensation Surveys"). In addition to survey information, the Company also considers the compensation reported for executives by the companies included in a peer group of automotive companies (the "Peer Group Companies"). Financial results of the Peer Group Companies are used to compare stockholder returns on the performance graph (the "Peer Group Companies"). The Compensation Committee may adjust compensation levels based upon information obtained from the Compensation Surveys and the Peer Group Companies.

     The Compensation Committee determines the compensation of the five most highly compensated corporate executives, reviews the policies and philosophy set for the next level of key executives (approximately 150), and evaluates and recommends all long-term incentive plans. This process is designed to ensure congruity throughout the executive compensation program. In reviewing the individual performance of the executives whose compensation is detailed in this proxy statement (other than Mr. Fiedler), the Compensation Committee takes into account the views of Mr. Fiedler.
     The key elements of the Company's executive compensation program are base salary, annual bonus and long-term incentives which consist of stock options, Company stock awarded pursuant to the Executive Stock Performance Plan and cash compensation. The Compensation Committee's policies with respect to each of these elements, including the basis for the compensation awarded to Mr. Fiedler, the Company's CEO during 1996, are discussed below.

Base Salary

     Annual salary adjustments are determined by the Compensation Committee by examining each executive officer's current responsibilities and performance and by comparing the officer's current base salary to competitive median salaries as reported in the Compensation Surveys.

     Mr. Fiedler was CEO of the Company in 1996, with a base salary of $450,000. The Compensation Committee considered the scope and complexity of Mr. Fiedler's position, the Company's recent performance, his prior salary, and the median salaries paid for similar positions as reported in the Compensation Surveys. In lieu of a salary increase in 1996, Mr. Fiedler received a grant of 10,000 stock options.

Annual Bonus

     The Company's executive officers are eligible participants in an annual cash bonus plan. Performance objectives are established at the beginning of each year for the Company and each of its business units. The performance objectives are based on the increase in value of the Company or business unit over the prior year. Value is determined by a formula taking into account the current earning power of the Company or business unit as well as cash flow.

     Eligible executives are assigned threshold, target and maximum bonus levels. For those executive officers responsible for the entire Company, 100% of their bonus opportunity is based on the increase in value for the Company; for those executive officers responsible for a business unit, 20% of the bonus opportunity is based on the increase in value for the Company, and 80% is based on the increase in value for the business unit. If the threshold level of these performance measures is not met, no bonus is paid.

     Executive officers are also eligible for an additional bonus payment under the carryover feature of the annual bonus plan (the "Carryover Bonus"). The Compensation Committee believes that the Carryover Bonus encourages a longer term perspective while continuing to reward participants for the achievement of annual goals. Carryover Bonus allows participants in the bonus plan to earn -- over a two year period -- any bonus opportunity which was not attained during the current Plan Year. Executives can earn the balance of the unattained bonus opportunity whenever cumulative value targets are achieved during the subsequent two years. No Carryover Bonus from a prior year is earned if the threshold level of performance for the current year is not achieved.

     The potential annual total cash compensation (base salary plus bonus) for each executive officer is targeted at the 65th percentile of annual total cash compensation levels as reported in the Compensation Surveys for similar positions. Carryover Bonus from prior years may increase the annual bonus opportunity of the executive officers above the target level.

     Although annual bonuses depend primarily on the achievement of performance objectives as described above, the Compensation Committee may adjust bonus awards based on other financial or non-financial actions that the Compensation Committee believes will benefit long-term stockholder value.

     In 1996, the increase in value of the Company resulted in a bonus payout in between the target opportunity and the maximum opportunity. As a result Mr. Fiedler earned a $428,828 cash bonus for the year. There was no Carryover Bonus opportunity from prior years. Mr. Fiedler's total cash compensation (salary and bonus) for 1996 approximates the 50th percentile of total cash compensation for CEO's as reported in the Compensation Surveys.

Long-term Incentive Plans

Stock Options

     The Company uses stock incentives in the form of stock options to align the executives' interests with those of the stockholders and to motivate the executives to continue the long-term focus required for the Company's future success. Executives are granted stock awards based on their level of responsibility for the management and growth of the Company and individual contribution. Current base salary and annual incentive opportunity, as well as size and timing of previous stock awards, are also considered when determining stock awards.

     All stock options are granted at no less than the fair market value of the stock on the date of grant. The number of shares awarded to each executive officer is determined by an analysis of median competitive data provided in the Compensation Surveys. The analysis is based on the Company's current stock price and the projected stock price appreciation rate.

     Mr. Fiedler received a grant of 10,000 options in 1996. None of the other named executive officers received an option grant in 1996.

Executive Stock Performance Plan

     The Borg-Warner Automotive, Inc. Executive Stock Performance Plan is a long-term incentive plan for selected top executives including the named executive officers. It is designed to provide competitive payouts at the end of a three year period relative to how well the Company performs against a peer group of automotive companies in terms of total stockholder return ("TSR"). The Compensation Committee believes that the Executive Stock Performance Plan will help to focus key senior executives on the long-term overall value of the Company to the investor community.

     The award levels under the Executive Stock Performance Plan are targeted to pay at approximately the 65th percentile of total direct compensation (as reported by the Compensation Surveys) when the Company's TSR performance is at the 65th percentile relative to the TSR performance of the Peer Group Companies.

     This plan is administered by a committee which consists solely of two or more "outside directors" as defined by Section 162(m) of the Internal Revenue Code (the "Code" or "IRC") and the regulations thereunder.

     For the period between January 1, 1996 to December 31, 1998, Mr. Fiedler has a proposed target award of 595 performance units at a value of $1,000 per unit. Depending upon the performance of the Company, Mr. Fiedler's final award can range from $0 if the Company's TSR performance is below the 25th percentile of the TSR performance of the Peer Group Companies to $1,041,250 if the Company's TSR performance is at the 90th percentile (or higher) of the TSR performance of the Peer Group Companies.

Other

     Because the taxable cash compensation (salary and bonus) of any of the named executives is not anticipated to exceed one million dollars in 1997, the Compensation Committee does not believe that the limitation on the tax deductibility of executive compensation in excess of one million dollars (IRC section 162(m)) will impact the Company during 1997.

     The Compensation Committee will periodically review its compensation plans to determine their compliance with IRC section 162(m). The Compensation Committee may, however, recommend that compensation be paid to executive officers that may not be deductible when such payments are deemed in the best interest of stockholders.



                               Compensation Committee

                              Paul E. Glaske, Chairman

                           Ivan W. Gorr, James J. Kerley

                                              Performance Graph

                           Comparison of Forty-One Month Cumulative Total Return
                             Among Company, S&P 500 Index and Peer Groups (1)

                                              [PASTE-UP CHART]

DATE      BORG-WARNER(2) SIC CODE 3714(3)    PEER GROUP(4)  S&P 500(5)

08/13/1993     100.00         100.00         100.00         100.00
09/30/1993     105.50         106.50         100.41         102.99
12/31/1993     112.00         114.40         121.12         105.39
03/31/1994     119.99         109.22         117.08         101.39
06/30/1994      91.39         100.34         110.80         101.82
09/30/1994     103.04          99.99         105.70         106.79
12/30/1994     102.70          97.08         102.65         106.78
03/31/1995      99.73          96.42         102.42         117.17
06/30/1995     117.92         106.61         113.10         128.36
09/29/1995     133.00         105.40         116.34         138.56
12/29/1995     133.70         103.47         121.76         146.91
03/29/1996     139.65         115.08         133.92         154.79
06/28/1996     166.55         118.04         131.90         161.74
09/30/1996     150.34         117.89         126.33         166.74
12/31/1996     163.69         128.44         142.56         180.64

(1) Assumes $100 invested on August 13, 1993; assumes dividends reinvested for period of August 13, 1993 through December 31, 1996.

(2) BWA--Borg-Warner Automotive, Inc. (As compiled by Media General Financial Services of Richmond, VA).

(3) SIC Code 3714--Motor Vehicle Parts & Accessories (As compiled by Media General Financial Services of Richmond, VA).

(4) Peer Group - Consists of the following companies: Arvin Industries, Inc., Chrysler Corporation, Coltec Industries, Cummins Engine, Inc., Dana Corporation, Detroit Diesel Corporation, Eaton Corporation, Ford Motor Company, General Motors Corporation, Johnson Controls, Inc., Lear Seating Company, Magna International, Inc. Class A, Mascotech, Inc., Smith AO Corporation Class A, SPX Corporation, Timken Company and TRW, Inc. (As compiled by Media General Financial Services of Richmond, VA).

(5) S&P 500--Standard & Poor's 500 Total Return Index (As compiled by Media General Financial Services of Richmond, VA).

Certain Relationships and Related Transactions

     In 1996, the Company made a loan in the amount of $366,047.79 to, and received a Promissory Note from, Gary P. Fukayama, an executive officer of the Company. As of March 17, 1997, the balance of the loan payable was $48,219. Interest at 7 1/2% on amounts outstanding under the Promissory Note is payable upon default (as defined in the Promissory Note). The loan was to assist Mr. Fukayama in purchasing a home at his new employment location in Michigan prior to the sale of his existing home in Illinois.

     As part of a recapitalization, BW-Security distributed all of the outstanding Common Stock of the Company to BW-Security's stockholders of record as of January 22, 1993 in the Spin-Off. The affiliates of MLCP (the "ML Group"), which until February 26, 1997 controlled approximately 21.8% of the voting power of the Company is also the controlling stockholder of BW-Security. In connection with the Spin-Off, the Company and BW-Security entered into certain agreements, including, but not limited to, a Distribution and Indemnity Agreement, a Service Agreement and a Tax Sharing Agreement. The terms of such agreements were approved by the Board of Directors of the Company. Subsequent to the Spin-Off, the Company and BW-Security entered into an Administrative Services Agreement.

     The Distribution and Indemnity Agreement (the "Distribution Agreement") provides for, among other things, the principal corporate transactions required to effect the Spin-Off and certain other agreements governing the relationship between the Company and BW-Security with respect to or in consequence of the Spin-Off. Subject to certain exceptions, the Distribution Agreement provides for certain cross-indemnities designed principally to place financial responsibility for the liabilities of BW-Security and its subsidiaries with BW-Security, and financial responsibility for the liabilities of the Company, or related to its automotive business, with the Company.

     The Service Agreement provides that the Company will sublease office space from BW-Security until May 31, 1999 (or, if earlier, the expiration or termination of BW-Security's current lease), with the amounts payable under such sublease to be equal to 50% of the rent and common overhead expenses payable by BW-Security related to its lease of the premises. In 1996, such amounts paid to BW-Security aggregated approximately $393 million.

     Generally, the Tax Sharing Agreement provides that if any Internal Revenue Service audit adjustment results in a Tax Benefit (as defined in the Tax Sharing Agreement) to the Company, the Company must pay to BW-Security the amount of such Tax Benefit and if any audit adjustment results in a Tax Detriment (as defined in the Tax Sharing Agreement), BW-Security must pay to the Company the amount of such Tax Detriment.

     The Company has agreed to indemnify BW-Security (but not its stockholders) against any liability resulting from any transaction after the date of the Spin-Off involving the stock or assets, or any combination thereof, of the Company or any of its subsidiaries which causes the Spin-Off to fail to qualify as tax-free under Section 355 of the Code.

     During 1996, BW-Security, pursuant to the Administrative Services Agreement, performed services for the Company relating to risk management. The Company paid BW-Security approximately $80,400 in 1996, which was approximately 50% of BW-Security's costs and expenses incurred in maintaining the staff required to perform such services.

2.   APPROVAL OF THE AMENDMENT OF THE COMPANY'S 1993 STOCK INCENTIVE PLAN

General

     At the meeting there will be presented to the stockholders a proposal to approve and ratify the adoption by the Board of Directors of certain amendments to the Company's 1993 Stock Incentive Plan (the "1993 Plan"). The 1993 Plan was originally adopted by the Board of Directors and approved by the stockholders in August 1993.

     On November 8, 1995 and February 6, 1997, the Board of Directors adopted certain amendments to the 1993 Plan. A Summary description of the 1993 Plan, as amended, follows. The principal change to the 1993 Plan is as follows:

     (a) no "covered employee" (as defined in the Code) shall be granted more than 50,000 shares of Stock in any taxable year.

The foregoing limitation is subject to adjustment in the event of a stock split, stock dividend or other change in the Company's capitalization.

     The Omnibus Budget Reconciliation Act of 1993 ("OBRA") added Section 162(m) to the Code which limits the allowable deduction for compensation paid or accrued with respect to the chief executive officer and each of the four most highly compensated executive officers of a publicly-held corporation to no more than $1,000,000 per year for taxable years beginning on or after January 1, 1994. In general, this limitation does not apply to compensation attributable to stock options, stock appreciation rights or restricted stock if, among other things, the option plan includes limits on grants to such persons, such as the limitation described in (a) above.

Description of 1993 Plan, as amended

     The following description of the material terms of the 1993 Plan, as amended, is intended as a summary only and is qualified in its entirety by reference to the 1993 Plan itself. A copy of the amended 1993 Plan is set forth in Appendix A hereto.

     The 1993 Plan provides that the total number of shares available for grant shall be equal to 500,000. Shares subject to an option or award may be authorized but unissued shares or treasury shares. If an award granted under the 1993 Plan expires, terminates or lapses for any reason, without the issuance of shares of Common Stock thereunder, such shares will again be available under the 1993 Plan.

     The Compensation Committee of the Board of Directors administers the 1993 Plan and determines the terms and conditions of any award. Awards are granted to officers and other employees of the Company, and its affiliates, as from time to time designated by the Compensation Committee. The Compensation Committee may delegate to the Company's Chief Executive Officer the authority to grant options for up to 3,000 shares of Common Stock in any calendar year to any eligible employee other than an executive officer subject to Section 16 of the Securities Exchange Act of 1934. Directors of the Company are also eligible to participate, but in the case of directors who are not also employees, only pursuant to an automatic grant.
     The 1993 Plan terminates on December 31, 2003. Under the 1993 Plan, options to purchase shares of Common Stock ("Options") or other awards granted and outstanding as of the date the 1993 Plan terminates will not be affected or impaired by such termination.

     The exercise price to be paid by a participant is determined by the Compensation Committee and will be set forth in an Option agreement between the Company and the participant. The exercise price cannot be less than 100% of the fair market value of the Common Stock on the date on which the Option is granted.

     The 1993 Plan authorizes the Compensation Committee to grant stock appreciation rights ("SARs") in connection with all or part of any Option. An SAR entitles its holder to receive from the Company, at the time of exercise of such right, an amount equal to the excess of the fair market value (determined in accordance with procedures to be established by the Compensation Committee) at the date of exercise of a share of Common Stock over the previously specified exercise price multiplied by the number of shares as to which the holder is exercising the SAR. The exercise price of an SAR is equal to the exercise price of the related Option. The amount payable may be paid by the Company in shares of Common Stock (valued at its fair market value on the date of exercise), cash or a combination thereof, as the Compensation Committee may determine, which determination may be made after considering any preference expressed by the holder. To the extent an SAR is exercised, the related Option will be canceled and, to the extent the related Option is exercised, the SAR will be canceled.

     Incentive stock options (within the meaning of Section 422 of the Code) may be granted at the discretion of the Compensation Committee under the 1993 Plan.

     The form of Option and SAR agreement to be used under the 1993 Plan (the "Option Agreement") will provide that Options and SARs will become fully exercisable upon a "Change in Control" (as defined in the 1993 Plan).
Otherwise, the Option Agreement provides that if such participant's employment by the Company or its subsidiaries is terminated for any reason, other than death, disability or retirement, such participant may exercise an Option or SAR to the extent then exercisable, or on such accelerated basis as the Compensation Committee may determine, within the period ending on the earlier of three months after such termination or the date the Option or SAR expires in accordance with its terms; provided that if the optionee dies within such three-month period, any unexercised Option or SAR held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Option or SAR, whichever period is shorter. However, if a participant's employment is terminated for cause, such participant's Option or SAR terminates immediately upon such termination of employment.

     If an optionee's employment terminates by reason of disability, any Option or SAR held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Compensation Committee may determine, for a period of three years (or such shorter period as the Compensation Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Option or SAR, whichever period is shorter, provided that if the optionee dies within such three-year period (or such shorter period), any unexercised Option or SAR held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Option or SAR, whichever period is shorter.

     If an optionee's employment terminates by reason of retirement, any Option or SAR held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such retirement or on such accelerated basis as the Compensation Committee may determine, for a period of three years (or such shorter period as the Compensation Committee may specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Option or SAR, whichever period is shorter, provided that if the optionee dies within such three-year period (or such shorter period), any unexercised Option or SAR held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Option or SAR, whichever period is shorter.

     The 1993 Plan also permits the Compensation Committee to grant shares of restricted stock to a participant subject to the terms and conditions imposed by the Compensation Committee. The Compensation Committee may require that a certificate for such shares be deposited with the Company. There will be established for each award of restricted stock a restriction period of such length as is determined by the Compensation Committee. Shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as described below, during the restriction period. Except for such restrictions on transfer and such other restrictions as the Compensation Committee may impose, the participant will have all the rights of a holder of Common Stock as to such restricted stock including, if applicable, the right to vote the shares and to receive any dividends. Except as provided by the Compensation Committee at the time of grant or otherwise, upon a termination of employment for any reason during the restriction period, all shares still subject to restriction are forfeited by the participant. The form of restricted stock agreement intended to be used under the 1993 Plan provides that shares of restricted stock will cease to be subject to restrictions on transfer upon a Change in Control.

     In the event of a Change in Control: (i) any Options and SARs outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant; and (ii) the restrictions applicable to any shares of restricted stock shall lapse, and such restricted stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant. The 1993 Plan further provides that during the 60-day period following a Change in Control, the holder of an Option has the right to surrender such option for cash in an amount equal to the difference between the "change in control price" (as defined in the 1993 Plan) and the exercise price.

     The Board of Directors of the Company may amend the 1993 Plan (including amendments which have the effect of increasing the cost of the 1993 Plan to the Company) or discontinue the 1993 Plan. No amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

     Shares called for by the 1993 Plan were registered on August 24, 1993.

     Each director of the Company who from and after August 1, 1993 is not otherwise an employee of the Company or any of its subsidiaries or affiliates shall, on the third Tuesday of each year, automatically receive an annual grant of Options to purchase 1,000 shares of Common Stock having an exercise price equal to the fair market value of the Common Stock at the date of grant of such Option. Each director, upon joining the Board, will also receive an initial grant of Options to purchase 2,000 shares of Common Stock having an exercise price equal to the fair market value of the Common Stock as of such date. Each holder of a director stock option granted pursuant to this provision will also have the rights in the event of a Change in Control as described above.

Certain Federal Income Tax Considerations

     The following is a brief summary of the federal income tax consequences of transactions under the 1993 Plan based on federal income tax laws in effect on January 1, 1997. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

     Options granted under the 1993 Plan may be either "Incentive Stock Options," as defined in section 422 of the Code, or Nonstatutory Stock Options.

     Incentive Stock Options. The optionee does not recognize taxable income upon grant or exercise of an Incentive Stock Option unless the alternative minimum tax rules apply. If Common Stock is issued to an optionee pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then upon sale of such shares, any amount realized in excess of the option exercise price will be treated as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes. The exercise of an Incentive Stock Option may result in alternative minimum tax liability for the optionee.

     If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of before the expiration of either holding period described above (i.e. a disqualifying disposition), generally the optionee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option exercise price paid for such shares, and the Company is entitled to a tax deduction in the same amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss, as the case may be, and will not result in any deduction by the Company. Different rules may apply if shares are purchased by an optionee who is also an officer, director or more than 10% stockholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

     Nonstatutory Stock Options. Except as noted below, with respect to Nonstatutory Stock Options, (i) no income is recognized by the optionee at the time the option is granted; (ii) generally, at exercise, ordinary income is recognized by the optionee in an amount equal to the difference between the option exercise price paid for the shares and the fair market value of the shares on the date of exercise, and the Company is entitled to a tax deduction in the same amount; and (iii) at disposition, any gain or loss is treated as capital gain or loss. In the case of an optionee who is also an employee, any income recognized upon exercise of a Nonstatutory Stock Option will constitute wages for which withholding will be required. However, different rules may apply if restricted stock is purchased or if shares are purchased by an optionee who is also an officer, director or more than 10% stockholder. See discussion below of "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

     Stock Appreciation Rights. No income will be recognized by a recipient in connection with the grant of an SAR. When an SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any Common Stock received on the exercise. In the case of a recipient who is also an employee, any income recognized upon exercise of an SAR will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount. If the optionee receives Common Stock upon the exercise of an SAR, any gain or loss on the sale of such stock will be treated in the same manner as discussed above under "Nonstatutory Stock Options." See also "Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers."

     Restricted Stock. Generally, no income will be recognized by a recipient in connection with the grant of restricted stock, unless an election under
Section 83(b) of the Code is filed with the IRS within 30 days of the date of grant. Otherwise, at the time the restricted stock vests, the recipient will generally recognize compensation income in an amount equal to the fair market value of the award at the time of vesting. Generally, the recipient will be subject to the tax consequences discussed under "Nonstatutory Stock Options." In the case of a recipient who is also an employee, any amount included in income will constitute wages for which withholding will be required. The Company will be entitled to a tax deduction in the same amount and at the time the recipient recognizes ordinary income with respect to an award of restricted stock.

     Special Rules Applicable to Corporate Insiders and Restricted Stock Purchasers. Generally, individuals subject to Section 16(b) of the Exchange Act ("Insiders") and individuals who purchase restricted stock may have their recognition of compensation income and the beginning of their capital gains holding period deferred for up to six months after option exercise (for Insiders), or until the restrictions lapse (for restricted stock purchasers) (the "Deferral Date"), with the excess of the fair market value of the stock determined as of the Deferral Date over the purchase price being taxes as ordinary income, and the tax holding period for any subsequent gain or loss beginning on the Deferral Date. However, an Insider or restricted stock purchaser who so elects under Section 83(b) of the Code on a timely basis may instead be taxed on the difference between the excess of the fair market value on the date of transfer over the purchase price, with the tax holding period beginning on such date. Similar rules apply for alternative minimum tax purposes with respect to the exercise of an Incentive Stock Option by an Insider.

     Capital Gains. Generally, under law in effect as of January 1, 1994, net capital gain (net long-term capital gain minus net short-term capital loss) is taxed at a maximum rate of 28%. Capital losses are allowed in full against capital gains plus up to $3,000 of other income.

Participation in the 1993 Plan

     The grant of awards under the 1993 Plan to employees, including the executive officers named in the Summary Compensation Table, is subject to the discretion of the Compensation Committee. As of the date of this proxy statement, the only awards that have been granted under the 1993 Plan are non-qualified stock options, each of which has a term of ten years and an exercise price equal to the fair market value of the Common Stock on the date of grant. There has been no determination by the Compensation Committee with respect to future awards under the 1993 Plan.

Vote required and Board of Directors' Recommendation

     Approval of the amendments to the 1993 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock represented and voting in person or by proxy at the Annual Meeting.

     The Board of Directors believes that approval of the amended 1993 Plan is in the best interests of all stockholders and, accordingly, recommends a vote FOR the proposed amendments. Your proxy will be so voted unless you specify otherwise.

3.   RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors proposes that the stockholders approve the selection by the Finance and Audit Committee of Deloitte & Touche LLP to serve as the Company's independent auditors for the 1997 fiscal year. The Board of Directors anticipates that representatives of Deloitte & Touche LLP will be present at the meeting to respond to appropriate questions, and will have an opportunity, if they desire, to make a statement.

     The Board of Directors recommends a vote FOR the appointment of Deloitte & Touche LLP as the independent auditors and your proxy will be so voted unless you specify otherwise.




                                 OTHER INFORMATION

     The Company has no reason to believe that any other business will be presented at the Annual Meeting, but if any other business shall be presented, votes pursuant to the proxy will be cast thereon in accordance with the discretion of the persons named in the accompanying proxy.

     Stockholder proposals to be presented at the 1998 Annual Meeting must be received by the Company on or before November 21, 1997, for inclusion in the proxy statement relating to that meeting. Proposals should be sent to the attention of the Corporate Secretary. In addition, the Company's By-laws contain certain requirements with respect to the submission of proposals and the nomination of directors at any stockholder meeting.

     The Company will furnish, without charge, to each person whose proxy is being solicited, upon request of such person, one copy of the Company's Annual Report on Form 10-K for the year ended December 31, 1996, as filed with the Securities and Exchange Commission. Requests for copies of such report should be directed to the Communications Department, 200 South Michigan Avenue, Chicago, Illinois 60604.


                                        BORG-WARNER AUTOMOTIVE, INC.

APPENDIX A


                             BORG-WARNER AUTOMOTIVE, INC.

                              1993 STOCK INCENTIVE PLAN


       (Amended Effective November 8, 1995 and Further Amended April 29, 1997)

SECTION 1.  Purpose; Definitions.

     The purpose of the Plan is to give the Company a significant advantage in attracting, retaining and motivating officers, employees and directors and to provide the Company and its subsidiaries with the ability to provide incentives more directly linked to the profitability of the Company's businesses and increases in stockholder value.

     For purposes of the Plan, the following terms are defined as set forth below:

     a. "Affiliate" means a corporation or other entity controlled by the Company and designated by the Committee as such.

     b. "Award" means a Stock Appreciation Right, Stock Option or Restricted Stock.

     c.   "Board" means the Board of Directors of the Company.

     d.   "Cause" has the meaning set forth in Section 5(i).

     e. "Change in Control" and "Change in Control Price" have the meanings set forth in Sections 8(b) and (c), respectively.

     f. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

     g. "Commission" means the Securities and Exchange Commission or any successor agency.

     h.   "Committee" means the Committee referred to in Section 2.

     i.   "Company" means Borg-Warner Automotive, Inc., a Delaware corporation.

     j. "Disability" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

     k. "Disinterested Person" shall mean a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

     l. "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

     m. "Fair Market Value" means, except as provided in Sections 5(j) and 6(b)(ii)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Stock is listed or on NASDAQ. If there is no regular public trading market for such Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

     n. "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     o. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

     p. "Plan" means the Borg-Warner Automotive, Inc. 1993 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

     q.   "Restricted Stock" means an award granted under Section 7.

     r. "Retirement" means retirement from active employment under a pension plan of the Company, any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

     s.   "Rule 16b-3" means Rule 16b-3, as promulgated by the Commission under
Section 16(b) of the Exchange Act, as amended from time to time.

     t.   "Stock" means Common Stock, par value $.01 per share, of the Company.

     u.   "Stock Appreciation Right" means a right granted under Section 6.

     v.   "Stock Option" means an option granted under Section 5.

     w. "Termination of Employment" means the termination of the participant's employment with the Company and any subsidiary or Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another subsidiary or Affiliate.

     In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.   Administration.

     The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board.

     The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers, employees and directors of the Company and its subsidiaries and Affiliates.

     Among other things, the Committee shall have the authority, subject to the terms of the Plan:

     (a) to select the officers, employees and directors to whom Awards may from time to time be granted; provided that awards to non-employee directors may be made only in accordance with Section 13;

     (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder;

     (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

     (d) to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting restriction or limitation and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine);

     (e) to modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, with respect to performance goals and measurements applicable to performance-based Awards pursuant to the terms of the Plan;

     (f) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred; and

     (g) to determine under what circumstances a Stock Option may be settled in cash or Stock under Section 5(j).

     The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

     The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Company the authority to make decisions pursuant to paragraphs (c), (f), (g), (h) and
(i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

     Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.   Stock Subject to Plan.

     Subject to adjustment as provided herein, the total number of shares of Stock of the Company available for grant under the Plan shall be 500,000; provided that no "covered employee", as such term is defined in Section 162(m) of the Code, shall be granted more than 50,000 shares of Stock in any taxable year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

     If any shares of Restricted Stock are forfeited for which the participant did not receive any benefits of ownership (as such phrase is construed by the Commission or its Staff), or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other substitution or adjustments in the consideration receivable upon exercise as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  Eligibility.

     Officers, employees and directors of the Company, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan. Except as expressly authorized by Section 13 of the Plan, however, no grant shall be made to a director who is not an officer or a salaried employee.

SECTION 5.  Stock Options.

     Stock Options may be granted alone or in addition to other Awards granted
under the Plan and may be of two types:   Incentive Stock Options and Non-
Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights). Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

     The Committee may authorize the Chief Executive Officer of the Corporation, who need not be a Disinterested Person, to grant in any calendar year a Non-Qualified Stock Option (with or without Stock Appreciation Rights) for up to 3,000 shares of Stock to any employee of the Company who is not an executive officer of the Company subject to Section 16 of the Exchange Act. The Committee may limit or qualify such authorization in any manner it deems appropriate. Stock Options granted by the Chief Executive Officer shall have the terms and conditions determined by the Committee and the Committee shall periodically review such grants.

     Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Company shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the participant.

     Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

     Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

     (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Stock subject to the Stock Option on the date of grant, except that any Stock Options granted on the effective date of the Company's initial public offering of Common Stock shall have an option price per share equal to the price per share paid by the public in such offering.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

     (c) Exercisability. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

     (d) Method of Exercise. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

     The option price of Stock to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent set forth in the option agreement, may also be paid by one or more of the following: (i) in the form of unrestricted Stock already owned by the optionee (and, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an Award hereunder) based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock may be authorized only at the time the Stock Option is granted; (ii) by requesting the Company to withhold from the number of shares of Stock otherwise issuable upon exercise of the Stock Option that number of shares having an aggregate fair market value on the date of exercise equal to the exercise price for all of the shares of Stock subject to such exercise; or (iii) by a combination thereof, in each case in the manner provided in the option agreement.

     In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Stock to be received upon such exercise equal to the number of shares of Restricted Stock used for payment of the option exercise price shall be subject to the same forfeiture restrictions to which such Restricted Stock was subject, unless otherwise determined by the Committee.

     No shares of Stock shall be issued until full payment therefor has been made. Subject to any forfeiture restrictions that may apply if a Stock Option is exercised using Restricted Stock, an optionee shall have all of the rights of a stockholder of the Company holding the Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 11(a).

     (e) Non-transferability of Stock Options. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution or (ii) in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Non-Qualified Stock Option, its alternate payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order.

     (f) Termination by Death. If an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (g) Termination by Reason of Disability. If an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year period (or such shorter period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (h) Termination by Reason of Retirement. If an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine, for a period of three years (or such shorter period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such three-year (or such shorter) period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such shorter) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

     (i) Other Termination. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement, any Stock Option held by such Optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of one year from the date of such Termination of Employment or the balance of such Stock Option's term if such Termination of Employment of the optionee is involuntary and without Cause; provided, however, that if the optionee dies within such one-year period, any unexercised Stock Option held by such optionee shall notwithstanding the expiration of such one-year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of Termination of Employment for any reason other than death, Disability or Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option. Unless otherwise determined by the Committee, for the purposes of the Plan "Cause" shall mean (i) the conviction of the optionee for committing a fel-ony under Federal law or the law of the state in which such action occurred,
(ii) dishonesty in the course of fulfilling the optionee's employment duties or
(iii) willful and deliberate failure on the part of the optionee to perform his employment duties in any material respect.

     (j) Cashing Out of Stock Option. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Stock for which a Stock Option is being exercised by paying the op-tionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price times the number of shares of Stock for which to the Option is being exercised on the effective date of such cash out.

     Cash outs pursuant to this Section 5(j) relating to options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3(e), to the extent applicable, and, in the case of cash outs of Non-Qualified Stock Options held by such optionees, the Committee may determine Fair Market Value under the pricing rule set forth in Section 6(b)(ii)(2).

     (k) Change in Control Cash Out. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such election shall exceed the exercise price per share of Stock under the Stock Option (the "Spread") multiplied by the number of shares of Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised; provided, however, that if the Change in Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. Notwithstanding any other provision hereof, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be cancelled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Stock granted under the Stock Option.

SECTION 6.  Stock Appreciation Rights.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

     A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

     (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6.

     (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee:

          (1) may require that such Stock Appreciation Rights be exercised for cash only in accordance with the applicable "window period" provisions of Rule 16b-3; and

          (2) in the case of Stock Appreciation Rights relating to Non-Qualified Stock Options, may provide that any amount to be paid in cash upon exercise of such Stock Appreciation Rights during a Rule 16b-3 "window period" shall be based on the highest of the daily means between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange or other national securities exchange on which the shares are listed or on NASDAQ, as applicable, occurring during such "window period".

          (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with
     Section 5(e).

SECTION 7.  Restricted Stock.

     (a) Administration. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals of the participant or of the Company or subsidiary, division or department of the Company for or within which the participant is primarily employed or upon such other factors or criteria as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the 1993 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Borg-Warner Automotive, Inc., 200 South Michigan Avenue, Chicago, Illinois 60604."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

     (c) Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

     (i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 7(c)(vi), during a period set by the Committee, commencing with the date of such Award (the "Restriction Period"), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. The Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions, in whole or in part, in each case based on period of service, performance of the participant or of the Company or the subsidiary, division or department for which the participant is employed or such other factors or criteria as the Committee may determine.

     (ii) Except as provided in this paragraph (ii) and Section 7(c)(i) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends. If so determined by the Committee in the applicable Restricted Stock Agreement and subject to Section 11(f) of the Plan, (1) cash dividends on the shares of Stock that are the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, and (2) dividends payable in Stock shall be paid in the form of Re-stricted Stock.

     (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(i), 7(c)(iv) and 8(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

     (iv) Except to the extent otherwise provided in Section 8(a)(ii), in the event of an involuntary Termination of Employment of a participant for any reason (other than for Cause), the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such participant's shares of Restricted Stock.

     (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant.

     (vi) Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

SECTION 8. Change In Control Provisions.

     (a) Impact of Event. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

     (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

     (ii) The restrictions applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

     (b) Definition of Change in Control. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

     (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (A) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this section (b), the following acquisitions shall not constitute a Change in Control: (V) any acquisition directly from the Company other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company by the holder exercising such conversion privilege, (W) any acquisition by the Company, (X) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, (Y) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and
(C) of subsection (iii) of this Section 8(b), or (Z) any acquisition of beneficial ownership under the first clause of this subsection (i) of this
Section 8(b) where the percentage of acquired beneficial ownership of Outstanding Company Common Stock or Outstanding Company Voting Securities is less than the lesser of (I) the percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities, as applicable, owned by Merrill Lynch KECALP L.P. 1986, Merrill Lynch KECALP L.P. 1987, Merchant Banking L.P. No. 1, ML Venture Partners II, L.P., Merrill Lynch Capital Appreciation Partnership No. VIII L.P., ML Offshore LBO Partnership No. VIII, L.P., ML Employees LBO Partnership No. I, L.P., ML IBK Positions, Inc. (the "ML Entities") immediately prior to the date of such acquisition and (II) the percentage beneficially owned by the ML Entities as of August 30, 1995; provided, that if after an event described in clause (Z) of this subsection (i), the percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities owned by the ML Entities decreases such that if such event described in clause (Z) had occurred immediately after such decrease, such event would have been a Change in Control, then such decrease shall be a Change in Control; or

     (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (iii)Approval by the shareholders of the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (each of the foregoing, a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% (or such higher percentage as may equal the lesser of (I) the percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities, as applicable, owned by the ML Entities immediately prior to such Business Combination and (II) the percentage beneficially owned by the ML Entities as of August 30, 1995; provided, that if after a Business Combination, the percentage of Outstanding Company Common Stock or Outstanding Company Voting Securities owned by the ML Entities decreases such that if such Business Combination had occurred immediately after such decrease, such event would have been a Change in Control, then such decrease shall be a Change in Control) or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (iv) Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

     (c) Change in Control Price. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Common Stock paid in such tender or exchange offer or Business Combination; provided, however, that (X) in the case of a Stock Option which (I) is held by an optionee who is an officer or director of the Company and is subject to
Section 16(b) of the Exchange Act and (II) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Stock on the date such Stock Option is exercised or cancelled and (Y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

SECTION 9.  Term, Amendment and Termination.

     The Plan will terminate on December 31, 2003. Under the Plan, Awards outstanding as of December 31, 2003 shall not be affected or impaired by the termination of the Plan.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right or Restricted Stock Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

     The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3. The Committee may also substitute new Stock Options for previously granted Stock Options, including previously granted Stock Options having higher option prices.

     Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 10.  Unfunded Status of Plan.

     It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 11.  General Provisions.

     (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any stock exchange upon which the Stock is then listed and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in the Plan shall prevent the Company or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

     (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or any subsidiary or Affiliate to terminate the employment of any employee at any time.

     (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its Subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Stock.

     (e) At the time of grant, the Committee may provide in connection with any grant made under the Plan that the shares of Stock received as a result of such grant shall be subject to a right of first refusal pursuant to which the participant shall be required to offer to the Company any shares that the participant wishes to sell at the then Fair Market Value of the Stock, subject to such other terms and conditions as the Committee may specify at the time of grant.

     (f) The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options and other Awards).

     (g) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

     (h) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

SECTION 12.  Effective Date of Plan.

     The Plan shall be effective on the date it is approved by the shareholders of the Company.

SECTION 13.  Director Stock Options.

     (a) Each director of the Company who is not otherwise an employee of the Company or any Affiliate from and after August 1, 1993 shall, on the third Tuesday of each year during such director's term, automatically be granted Non-Qualified Stock Options to purchase 1,000 shares of Stock having an exercise price per share equal to 100% of the Fair Market Value of the Stock at the date of grant of such Non-Qualified Stock Option. Each such director, upon joining the Board, shall also be awarded an initial grant of Non-Qualified Stock Options to purchase 2,000 shares of Stock having an exercise price equal to 100% of the Fair Market Value of the Stock as of such date.

     (b) An automatic director Stock Option shall be granted hereunder only if as of each date of grant (or, in the case of any initial grant, from and after the effective date of the Plan) the director (i) is not otherwise an employee of the Company, any Affiliate or Merrill Lynch Capital Partners, Inc., (ii) has not been an employee of the Company or any subsidiary for any part of the preceding fiscal year, and (iii) has served on the Board continuously since the com-mencement of his term.

     (c) Each holder of a Stock Option granted pursuant to this Section 13 shall also have the rights specified in Section 5(k).

     (d) In the event that the number of shares of Stock available for future grant under the Plan is insufficient to make all automatic grants required to be made on such date, then all non-employee directors entitled to a grant on such date shall share ratably in the number of options on shares available for grant under the Plan.

     (e) The provisions of paragraph (a) of this Section 13 may not be amended more often than once every six months. Except as expressly provided in this
Section 13, any Stock Option granted hereunder shall be subject to the terms and conditions of the Plan as if the grant were made pursuant to Section 5 hereof.

                                                             Exhibit C



                         NON-QUALIFIED STOCK OPTION AGREEMENT


     NON-QUALIFIED STOCK OPTION AGREEMENT dated this 12th day of August 1993 provides for the granting of an option by Borg-Warner Automotive, Inc., a Delaware corporation (the "Company") under the Borg-Warner Automotive, Inc. 1993 Stock Incentive Plan (the "Plan") to _____________ (the "Optionee"), an employee of the Company or of an Affiliate (as such term is defined in the Plan) of the Company, to buy shares of the Company's Common Stock par value $.01 per share (the "Shares");

     1. Grant, Number of Shares, Option Price. In accordance with Section 5 of the Plan, the Company hereby grants to the Optionee a Non-Qualified Stock Option (as such term is defined in the Plan) to purchase from the Company ______ Shares at a price of $25.00 per Share (the "Option Price") pursuant to and subject to the provisions of the Plan and the terms and conditions hereinafter provided (the "Stock Option").

     2.   Period of Stock Option and Conditions of Exercise.

     (a) Unless the Stock Option is previously terminated pursuant to this Non-Qualified Stock Option Agreement, the term of the Stock Option and of this Non-Qualified Stock Option Agreement shall commence on the date hereof (the "Date of Grant") and terminate upon the expiration of ten years from the Date of Grant. Upon the termination of the Stock Option, all rights of the Optionee hereunder shall cease.

     (b) The Stock Option shall become exercisable as of the date set forth in column (i) below according to the percentage set forth in column (ii) opposite such date, provided that at all times during the period between the Date of Grant and the Exercisable Date the Optionee has been employed by either the Company or an Affiliate (hereinafter collectively referred to as the "Borg-Warner Companies") or by Borg-Warner Security Corporation or any of its subsidiaries ("BW-Security") after becoming (at the request of the Company) an employee of BW-Security.

               Column (i)                   Column (ii)
                                        Cumulative Percentage
              Exercisable                 of Exercisable
                  Date                     Stock Option
          -------------------      -----------------------------

          August 12, 1995                     50%
          August 12, 1996                    100%

     The Committee (as such term is defined in the Plan) has, in its sole discretion, the authority to, in whole or in part, accelerate the exercisability of the Stock Option.

     (c) The Stock Option may be exercised only to purchase whole Shares, and in no case may a fraction of a Share be purchased.

     (d) The right of the Optionee to purchase Shares may be exercised in whole at any time or in part from time to time after the Stock Option has become exercisable in accordance with Section 2(b) above and prior to the tenth anni-versary of the Date of Grant; provided, however, that no portion of the Stock Option shall be exercisable unless (except as hereinafter provided in this Section 2) the Optionee at the time of such exercise is, and at all times from the Date of Grant has been employed by either the Borg-Warner Companies or by BW-Security after becoming (at the request of the Company) an employee of BW-Security. A Termination of Employment (as such term is defined in the Plan) shall not be deemed to have occurred if (i) the transfer, promotion, reassignment or similar personnel move of the Optionee, at the request of the Company, from any one entity within the Borg-Warner Companies to another entity within the Borg-Warner Companies results in the Optionee being immediately employed with such other entity or (ii) the Optionee becomes (at the request of the Company), an employee of BW-Security.

     (e) If the Optionee dies while employed by the Borg-Warner Companies, the Optionee's estate shall be permitted to exercise the Stock Option to the extent exercisable on the date of the Optionee's death or to the extent that the exercisability of the Stock Option may be accelerated by the Committee. The Stock Option may be exercised for a period of one year from the date of such death or until the expiration of the Stock Option, whichever period is shorter.

     (f) If the Optionee's employment terminates from the Borg-Warner Companies by reason of Disability or Retirement (as such terms are defined in the Plan), the Optionee shall be permitted to exercise the Stock Option to the extent exercisable at the time of the termination or to the extent that the exercisability of the Stock Option may be accelerated by the Committee. The Stock Option may be exercised for a period of three years from the date of such termination or until the expiration of the Stock Option, whichever period is the shorter; provided, however, that if the three year period is the applicable period and the Optionee dies within such three year period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such three year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the Stock Option, whichever period is the shorter.

     (g) If the Optionee incurs a Termination of Employment and such Termination of Employment is involuntary and without Cause (as such term is defined in the Plan), the Optionee shall be permitted to exercise the Stock Option to the extent exercisable at the time of the termination or to the extent that the exercisability of the Stock Option may be accelerated by the Committee. The Stock Option may be exercised for the period of one year from the date of such termination or until the expiration of the Stock Option, whichever period is the shorter; provided, however, that if the one year period is the applicable period and the Optionee dies within such one year period, any unexercised Stock Option held by such Optionee shall, notwithstanding the expiration of such one year period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of twelve (12) months from the date of such death or until the expiration of the Stock Option, whichever period is the shorter.

     (h) If the Optionee incurs a Termination of Employment for any reason other than as set forth in Sections 2(e), (f) and (g) above and such Termination of Employment is without Cause, the Optionee shall be permitted to exercise the Stock Option to the extent exercisable at the time of the Termination of Employment. The Stock Option may be exercised for a period of thirty (30) days from the date of such termination or until the expiration of the Stock Option, whichever period is the shorter.

     (i) If the Optionee incurs a Termination of Employment which is for Cause, the Stock Option held by the Optionee shall terminate at the time of the Optionee's Termination of Employment.

     (j) If the Optionee becomes (at the request of the Company) an employee of BW-Security and thereafter terminates employment with BW-Security by reason of an event described in Sections 2(e) through 2(i) (including the term Termination of Employment, which for purposes of this Section 2(j) shall mean termination of employment from BW-Security), the Optionee shall be permitted to exercise the Stock Option to the extent exercisable at the time of the termination from BW-Security or to the extent that the exercisability of the Stock Option may be accelerated by the Committee for the period which would have been applicable to the Optionee for the same event had he or she terminated employment with the Borg-Warner Companies.

     3. Non-Transferability of Stock Option. The Stock Option and this Non-Qualified Stock Option Agreement shall not be transferable other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as such term is described in the Plan). The Stock Option shall be exercised, during the Optionee's lifetime, only by the Optionee, by the guardian or legal representation of the Optionee, or by an alternate payee pursuant to a qualified domestic relations order.

     4.   Exercise of Stock Option; Payment.

     (a) If the Optionee is then employed by the Borg-Warner Companies or by BW-Security and elects to exercise all or part of the Stock Option which is exercisable, he or she shall deliver to the Company a written notice, substan-tially in the form set forth as Exhibit A hereto, specifying the number of Shares to be purchased under the Stock Option and an exercise date, not more than thirty days after the date of such notice, upon which such Shares shall be purchased and payment therefor shall be made.

     (b) If the Optionee's employment with the Borg-Warner Companies is terminated for any of the reasons set forth in Section 2(e) through (h) above or with BW-Security as set forth in Section 2(j), then any election to exercise all or part of the Stock Option which is exercisable shall be done in the following
manner:   the Optionee or his or her estate shall deliver to the Company a written notice, substantially in the form set forth in Exhibit A hereto, specifying the number of Shares to be purchased under the Stock Option and an exercise date, within the exercise period set forth for such reason in Section 2(e) through (h) above and not more than thirty days after the date of such notice, upon which such Stock Option Shares shall be purchased and payment therefor shall be made.

     (c) On the exercise date the Optionee has specified in the notice described in Section 4(a) or 4(b) above, the Optionee or his or her estate shall deliver to the Company (i) cash or a check payable to the order of the Company in an amount equal to the product of the number of Shares specified to be purchased in such notice and the Option Price (the "Option Exercise Amount") and within five days thereafter payment, by cash or a check payable to the order of the Company, in such amount as the Company in its sole discretion deems necessary to satisfy its liability to withhold federal, state or local income or other taxes incurred by reason of the exercise of the Stock Option or the trans-fer of Shares thereupon (collectively the "Applicable Tax"), or (ii) unrestricted Shares owned by the Optionee for more than six months prior to the exercise date, the value of which in whole Shares shall not exceed the Option Exercise Amount, and within 5 days thereafter unrestricted Shares owned by the Optionee, the value of which in whole Shares shall not exceed the Applicable Tax, the value of such Shares for the purpose of paying the Option Exercise Amount and the Applicable Tax (collectively the "Option Payment Amount") being the Fair Market Value (as such term is defined in the Plan) of the Shares on the exercise date, or (iii) a written request to the Company to withhold, from the number of Shares otherwise issuable upon the exercise of the Stock Option, that whole number of Shares having an aggregate Fair Market Value which does not exceed the Applicable Tax, or (iv) a combination of the above described forms of payment that equals the Option Payment Amount; provided that if the Optionee is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), then (y) such Optionee shall have the right to make payment of the Option Payment Amount only at the time and in the manner specified in
Section 16 of the Exchange Act and the rules and regulations thereunder and (z) the Company shall have the right to retain or sell without notice, or to demand surrender of, Shares or Shares issuable upon the exercise of the Stock Option which have a Fair Market Value on the exercise date equal to the amount determined by the Company as necessary to satisfy any Applicable Tax. Upon receipt in full of the Option Payment Amount (including in the case of payment by check, the receipt by the Company of collected funds), the Optionee or his or her estate shall be deemed to be the owner of Shares so purchased and certificates representing such Shares shall thereupon be delivered to the Optionee or his or her estate. If the Company has entered into an agreement(s) with one or more brokerage firms to enable the Optionee to facilitate payment for the Shares through such brokerage firm(s), the Optionee or his or her estate may make use of such coordinated procedure if he or she elects.

     5. Specific Restrictions Upon Shares. The Optionee hereby agrees with the Company as follows:

     (a) The Optionee shall acquire the Shares issuable upon the exercise of the Stock Option (the "Stock Option Shares") for investment purposes only and not with a view to resale or other distribution thereof to the public in viola-tion of the Securities Act of 1933, as amended (the "1933 Act"), and shall not dispose of any Stock Option Shares in transactions which, in the opinion of counsel to the Company, violate the 1933 Act, or the rules and regulations thereunder, or any applicable state securities or "blue sky" laws;

     (b) If any Stock Option Shares shall be registered under the 1933 Act, no public offering (otherwise than on a national securities exchange, as defined in the Exchange Act) of any such Stock Option Shares shall be made by the Optionee (or any other person) under such circumstances that he or she (or such other person) may be deemed an underwriter, as defined in the 1933 Act; and

     (c) The Company shall have the authority to endorse upon the certificate or certificates representing the Stock Option Shares such legends referring to the foregoing restrictions.

     6. Change in Control Cash Out. During the sixty (60) day period from and after a Change in Control (as such term is defined in the Plan), the Optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the Shares being purchased under this Stock Option, to elect to surrender, by giving notice to the Company, all or part of this Stock Option to the Company and to receive cash, payable by the Company, within thirty (30) days of such notice, in an amount equal to the amount by which the Change in Control Price (as such term is defined in the Plan) per Share on the date of such election shall exceed the Option Price multiplied by the number of Shares surrendered under this Stock Option; less such amount as the Company deems necessary to satisfy its liability to withhold federal, state or local income or other taxes incurred by reason of the number of Shares surrendered; provided, however, that if the Change in Control is within six (6) months of the Date of Grant to an Optionee who is an officer or director of the Company and subject to Section 16(b) of the Exchange Act, then no such election shall be made by such Optionee with respect to this Stock Option prior to six (6) months from the Date of Grant.

     7. Notices. Any written notice required or permitted under this Non-Qualified Stock Option Agreement shall be deemed given when delivered personally, as appropriate, either to the Optionee or to the Corporate Compensation Department of the Company, or when deposited in a United States Post Office as registered mail, postage prepaid, addressed, as appropriate, either to the Optionee at his or her address set forth below or such other address as he or she may designate in writing to the Company, or to the
Attention: Corporate Compensation, Borg-Warner Automotive, Inc., 200 South Michigan Avenue, Chicago, Illinois 60604 or such other address as the Company may designate in writing to the Employee.

     8. Failure to Enforce Not a Waiver. The failure of the Company to enforce at any time any provision of this Non-Qualified Stock Option Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

     9. Governing Law. All questions concerning the construction, validity and interpretation of this Non-Qualified Stock Option Agreement shall be governed by and construed according to the internal law, and not the law of conflicts, of the State of Illinois, except that questions concerning the relative rights of the Company and the Optionee with respect to the Shares, shall be governed by the corporate law of the State of Delaware.

     10. Provisions of Plan. The Stock Option provided for herein is granted pursuant to the Plan, and said Stock Option and this Non-Qualified Stock Option Agreement are in all respects governed by the Plan and subject to all of the terms and provisions thereof, whether such terms and provisions are incorporated in this Non-Qualified Stock Option Agreement solely by reference or are expressly cited herein.

     IN WITNESS WHEREOF, the Company has executed this Non-Qualified Stock Option Agreement in duplicate on the day and year first above written.

                              BORG-WARNER AUTOMOTIVE, INC.


                              By:---------------------------------------------
                                        Chairman


The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Non-Qualified Stock Option Agreement.

                              -------------------------------------------------
                                        Signature

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                                        Print Name

                              --------------------------------------------------
                                   Social Security Number

                    Address:  --------------------------------------------------

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